Exhibit 10.11

CHANGE ORDER FORM

System Inspection Isometrics

PROJECT NAME: Sabine Pass LNG Stage 3 Liquefaction Facility OWNER: Sabine Pass Liquefaction, LLC CONTRACTOR: Bechtel Oil, Gas and Chemicals, Inc. DATE OF AGREEMENT: May 4, 2015	CHANGE ORDER NUMBER: CO-00033 DATE OF CHANGE ORDER: May 24, 2018

The Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

1.
Per Article 6.1.B of the Agreement, the Parties agree Contractor shall develop inspection piping isometrics to facilitate system inspections. The inspection piping isometrics are to be developed within six months following approval of this Change Order.

2.	The work pursuant to this Change Order is not a condition to and will not prevent the achievement of Stage 3 Substantial Completion or impact the Stage 3 Defect Correction Period.

3.	The cost breakdown for this Change Order is detailed in Exhibit A.

4.	Schedule C-1 (Milestone Payment Schedule) of Attachment C of the Agreement will be amended by including the milestone(s) listed in Exhibit B of this Change Order.

Adjustment to Contract Price

The original Contract Price was........................................................................................................................	$2,987,000,000
Net change by previously authorized Change Orders (#00001-00032)............................................................	$105,739,177
The Contract Price prior to this Change Order was..........................................................................................	$3,092,739,177
The Contract Price will be increased by this Change Order in the amount of..................................................	$879,340
The new Contract Price including this Change Order will be..........................................................................	$3,093,618,517

Adjustment to dates in Project Schedule
The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A

Adjustment to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary) N/A

Adjustment to Payment Schedule: Yes. See Exhibit B.

Adjustment to Minimum Acceptance Criteria: N/A

Adjustment to Performance Guarantees: N/A

Adjustment to Design Basis: N/A

Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A

Select either A or B:
[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials: /s/ BT_ Contractor s/ EL_ Owner

~~[B] This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: ____ Contractor ____ Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

/s/ Ed Lehotsky	/s/ Bhupesh Thakkar
Owner	Contractor
Ed Lehotsky	Bhupesh Thakkar
Name	Name
SVP LNG E&C	Senior Project Manager
Title	Title
June 8, 2018	May 24, 2018
Date of Signing	Date of Signing

CHANGE ORDER FORM

Site Evacuation

PROJECT NAME: Sabine Pass LNG Stage 3 Liquefaction Facility OWNER: Sabine Pass Liquefaction, LLC CONTRACTOR: Bechtel Oil, Gas and Chemicals, Inc. DATE OF AGREEMENT: May 4, 2015	CHANGE ORDER NUMBER: CO-00034 DATE OF CHANGE ORDER: May 31, 2018

The Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

1.
Per Article 6.1.B of the Agreement, the Parties agree Owner shall pay Contractor Three Hundred Eleven Thousand Nine U.S. Dollars (U.S. $311,009) for craft and field non-manual costs incurred during the Site evacuation on April 26, 2018. The Site evacuation was in response to an emergency event in the Existing Facility.

2.	The cost breakdown for this Change Order is detailed in Exhibit A.

3.	Schedule C-1 (Milestone Payment Schedule) of Attachment C of the Agreement will be amended by including the milestone(s) listed in Exhibit B of this Change Order.

Adjustment to Contract Price

The original Contract Price was........................................................................................................................	$2,987,000,000
Net change by previously authorized Change Orders (#00001-00033)............................................................	$106,618,517
The Contract Price prior to this Change Order was..........................................................................................	$3,093,618,517
The Contract Price will be increased by this Change Order in the amount of..................................................	$311,009
The new Contract Price including this Change Order will be..........................................................................	$3,093,929,526

Adjustment to dates in Project Schedule
The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A

Adjustment to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary) N/A

Adjustment to Payment Schedule: Yes. See Exhibit B.

Adjustment to Minimum Acceptance Criteria: N/A

Adjustment to Performance Guarantees: N/A

Adjustment to Design Basis: N/A

Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A

Select either A or B:
[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials:
s/ BT_ Contractor s/ EL_ Owner

~~[B] This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: ____ Contractor ____ Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

/s/ Ed Lehotsky	/s/ Bhupesh Thakkar
Owner	Contractor
Ed Lehotsky	Bhupesh Thakkar
Name	Name
SVP LNG E&C	Senior Project Manager
Title	Title
June 19, 2018	May 31, 2018
Date of Signing	Date of Signing

CHANGE ORDER FORM

Existing & Stages 1 and 2 Liquefaction Facility Provisional Sum True-Up

PROJECT NAME: Sabine Pass LNG Stage 3 Liquefaction Facility OWNER: Sabine Pass Liquefaction, LLC CONTRACTOR: Bechtel Oil, Gas and Chemicals, Inc. DATE OF AGREEMENT: May 4, 2015	CHANGE ORDER NUMBER: CO-00035 DATE OF CHANGE ORDER: June 7, 2018

The Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

1.
Change Order CO-00020, dated March 29, 2017, increased the Existing & Stages 1 and 2 Liquefaction Facility Labor Provisional Sum specified in Article 2.2 of Attachment EE, Schedule EE-2 of the Stage 3 Agreement to U.S. $57,307,342 and 415,131 hours. This Change Order decreases the Existing & Stages 1 and 2 Liquefaction Facility Labor Provisional Sum by $33,007,589 and 225,357 hours. The new Existing & Stages 1 and 2 Liquefaction Facility Labor Provisional Sum is Twenty-Four Million, Two Hundred Ninety-Nine Thousand, Seven Hundred Fifty-Three U.S. Dollars ($24,299,753) and 189,774 hours.

2.
The Aggregate Provisional Sum specified in Article 7.1A of the Agreement prior to this Change Order was $324,346,437. This Change Order decreases the Aggregate Provisional Sum amount by $33,007,589 resulting in a new value is $291,338,848.

3.	The cost breakdown for this Change Order is detailed in Exhibit A.

4.	Schedule C-1 (Milestone Payment Schedule) of Attachment C of the Agreement will be amended by including the milestone(s) listed in Exhibit B of this Change Order.

Adjustment to Contract Price

The original Contract Price was........................................................................................................................	$2,987,000,000
Net change by previously authorized Change Orders (#00001-00034)............................................................	$106,929,526
The Contract Price prior to this Change Order was..........................................................................................	$3,093,929,526
The Contract Price will be increased by this Change Order in the amount of..................................................	$(33,007,589)
The new Contract Price including this Change Order will be..........................................................................	$3,060,921,937

Adjustment to dates in Project Schedule
The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A

Adjustment to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary) N/A

Adjustment to Payment Schedule: Yes. See Exhibit B.

Adjustment to Minimum Acceptance Criteria: N/A

Adjustment to Performance Guarantees: N/A

Adjustment to Design Basis: N/A

Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A

Select either A or B:
[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials:
s/ BT_ Contractor s/ EL_ Owner

~~[B] This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: ____ Contractor ____ Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

/s/ Ed Lehotsky	/s/ Bhupesh Thakkar
Owner	Contractor
Ed Lehotsky	Bhupesh Thakkar
Name	Name
SVP LNG E&C	Senior Project Manager
Title	Title
June 19, 2018	June 7, 2018
Date of Signing	Date of Signing

CHANGE ORDER FORM

General Electric, Instrument, and Valve Spares

PROJECT NAME: Sabine Pass LNG Stage 3 Liquefaction Facility OWNER: Sabine Pass Liquefaction, LLC CONTRACTOR: Bechtel Oil, Gas and Chemicals, Inc. DATE OF AGREEMENT: May 4, 2015	CHANGE ORDER NUMBER: CO-00036 DATE OF CHANGE ORDER: June 7, 2018

The Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

1.	Per Article 6.1.B of the Agreement, Parties agree Contractor will provide Owner the General Electric, instrument and valve spare parts and tools listed in Exhibit A.

2.	The cost breakdown for this Change Order is detailed in Exhibit B.

3.	Schedule C-1 (Milestone Payment Schedule) of Attachment C of the Agreement will be amended by including the milestone(s) listed in Exhibit C of this Change Order.

Adjustment to Contract Price

The original Contract Price was........................................................................................................................	$2,987,000,000
Net change by previously authorized Change Orders (#00001-00035)............................................................	$73,921,937
The Contract Price prior to this Change Order was..........................................................................................	$3,060,921,937
The Contract Price will be increased by this Change Order in the amount of..................................................	$536,563
The new Contract Price including this Change Order will be..........................................................................	$3,061,458,500

Adjustment to dates in Project Schedule
The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A

Adjustment to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary) N/A

Adjustment to Payment Schedule: Yes. See Exhibit C.

Adjustment to Minimum Acceptance Criteria: N/A

Adjustment to Performance Guarantees: N/A

Adjustment to Design Basis: N/A

Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A

Select either A or B:
[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials:
s/ BT_ Contractor s/ EL_ Owner

~~[B] This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: ____ Contractor ____ Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect.

This Change Order is executed by each of the Parties’ duly authorized representatives.

/s/ Ed Lehotsky	/s/ Bhupesh Thakkar
Owner	Contractor
Ed Lehotsky	Bhupesh Thakkar
Name	Name
SVP LNG E&C	Senior Project Manager
Title	Title
June 19, 2018	June 7, 2018
Date of Signing	Date of Signing